UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________
FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

_________________________
 Verint Systems Inc
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747
(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.
On January 7, 2021, Verint Systems Inc. ("Verint" or the "Company") issued a press release announcing the timing for the virtual investor days and management roadshows to be hosted by Verint and Cognyte Software Ltd. ("Cognyte"), currently a wholly owned subsidiary of Verint, in advance of the planned spin-off of Cognyte. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety into this Item 7.01.

Cautions About Forward-Looking Statements
This report contains forward-looking statements, including statements regarding the expected spin-off. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause the Company’s actual results or conditions to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause actual results or conditions to differ materially from current expectations include, among others, the Company’s ability to successfully complete the planned spin-off of our Cyber Intelligence Solutions business, including the possibility that the spin-off transaction may not be completed in the expected timeframe or at all, that it will not achieve the benefits anticipated, or that it may negatively impact the Company’s operations or stock price, including as a result of management distraction from the Company’s business. The Company assumes no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of these risk factors, see the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended April 30, 2020, its Quarterly Report on Form 10-Q for the quarter ended July 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 and other filings the Company makes with the SEC.

Additional Information
For additional information with respect to Cognyte and the proposed spin-off, please refer to the registration statement on Form 20-F filed by Cognyte. The spin-off is subject to customary conditions, including final approval by the Company’s board of directors and the effectiveness of the registration statement on Form 20-F filed by Cognyte. This communication shall not constitute an offer of any securities for sale nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated January 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	January 7, 2021

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer